                                                                    Exhibit 10.1

                       BUYER TRANSITION SERVICES AGREEMENT
                       -----------------------------------

     THIS TRANSITION SERVICES AGREEMENT ("Agreement") is made and entered into this 24/th/ day of November, 2003, by and between ConAgra Foods, Inc., a Delaware corporation ("ConAgra"), UAP Holding Corp., a Delaware corporation ("UAP"), and each of the other companies listed on the signature pages hereto (the "Companies").

RECITALS:
---------

     (a) Pursuant to the Stock Purchase Agreement (the "Definitive Agreement") dated as of October 29, 2003, by and between ConAgra and UAP, ConAgra agreed to enter into, and UAP agreed to cause the Companies to enter into, a transition services agreement pursuant to which ConAgra shall provide to the Companies certain transition services which have heretofore been provided to the Companies by ConAgra or its affiliates (other than the Companies).

     (b) UAP has requested that for a limited period of time ConAgra continue to provide, or cause its affiliates (other than the Companies) to provide, the services set forth on Exhibit "A" (the " Services") to the Companies in a manner consistent with the manner in which the Services have heretofore been provided by ConAgra or its affiliates (other than the Companies) to the Companies.

     (c) ConAgra is willing to enter into this Agreement and to provide, or cause its affiliates (other than the Companies) to provide, the Services upon the terms and conditions hereinafter set forth.

AGREEMENT:
----------

     NOW, THEREFORE, in consideration of the foregoing recitals which are incorporated with and made a part of this Agreement, and in further consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

     1.   Services.

     1.1 Services. Upon the terms and subject to the conditions contained herein, ConAgra agrees to provide, or cause its affiliates (other than the Companies) to provide, the Services to the Companies in a manner consistent with the manner in which the Services have heretofore been provided by ConAgra or its affiliates (other than the Companies) to the Companies. The Companies shall have the right to terminate one or more of the Services, or any part of such Services where the cost can be itemized, by giving at least thirty (30) days prior written notice to ConAgra. Except for those third parties historically retained by ConAgra with respect to the Services, ConAgra agrees not to retain additional third parties except where it does not have internal resources that can provide the applicable Service on a commercially-reasonable basis.

     2. Term. The Services shall be provided by ConAgra or its affiliates (other than the Companies) for a period of twelve (12) months following the date hereof, with the exception of those Services terminated pursuant to Section 1.1 above and except as otherwise provided on Exhibit "A" and in Section 10 below; provided, however, that the Companies and UAP shall use all commercially reasonable efforts to replace the Services. The parties may agree to extend any such time period by mutual written agreement.

     3. Consideration. As consideration for the performance of the Services, UAP shall pay, or cause the Companies to pay, to ConAgra $7,500,000 ("Transition Services Fee") upon the parties' execution of this Agreement and the amounts set forth on Exhibit "A". In addition, UAP shall pay, or cause the Companies to pay, all sales, use or similar taxes payable with respect to the performance of the Services. ConAgra shall invoice UAP monthly for the Services provided. Payment shall be made within thirty (30) days of receipt of the invoice. The invoices will be accompanied by supporting documentation consistent with past practice for each category of service charge and supporting third party payment documentation and/or volume/fee metrics supporting invoice amounts, as applicable. If a payment amount is not received by ConAgra by such date, then a late payment charge equal to one percent (1%) per month shall be paid on all amounts due but not received on or before the due date. If the Companies terminate any of the Services prior to the expiration of the applicable term for the provisions of such services as set forth on Exhibit "A" , the Companies will be responsible for payment only for the services provided through the date of such termination. Fees set forth on Exhibit "A" are for ConAgra's fiscal year 2004 only. To the extent any Services are provided during ConAgra's fiscal year 2005, fees payable by UAP thereunder shall be based on amounts allocated to such services for other ConAgra divisions and operating companies in ConAgra's fiscal year 2005 budget and will be applied consistent with the application during ConAgra's fiscal years 2003 and 2004 (and any such increase will be a result of increased costs to ConAgra). In addition, ConAgra may increase the fees to be charged for any Services provided by a third party and charged on a pass through of direct third party costs by an amount not to exceed the amount charged by such third party.

     4. Cooperation. UAP and the Companies shall cooperate fully with ConAgra, or its affiliates providing such Services, by promptly providing reasonable assistance (including, without limitation, information, personnel and equipment consistent with past practice) to perform the Services and by causing the Companies to have staff and facilities required to accept the Services in a manner consistent with past practices.

     5. Limitations on Services Provided. ConAgra shall provide or cause its affiliates (other than the Companies) to provide, the Services to the Companies in a manner consistent with, and limited in scope to, past practice. To the extent services are hereinafter identified that have historically been provided by ConAgra or its subsidiaries or divisions (other than the Companies) to the Companies, to the extent requested by UAP, ConAgra shall provide or cause its subsidiaries or divisions (other than the Companies) to provide, such services pursuant to the terms of this Agreement, in a manner and on terms consistent with past practices. In such case the parties will negotiate in good faith the compensation for such services with the compensation consistent with past practices. It is understood and agreed by the Companies and UAP that ConAgra assumes no other liability or responsibility whatsoever under this Agreement other than to perform the Services in good faith. It is further understood and agreed that, so long as ConAgra, or its affiliates (other than the Companies), performs the Services in good faith, ConAgra, or its affiliates providing such Services, shall not be liable to UAP or the Companies with respect to such Services except by reason of acts of ConAgra, or its affiliates (other than the Companies) consisting of willful misconduct or gross negligence on ConAgra's or its affiliates' (other than the Companies) part.

     6. Confidential Information. Each party acknowledges that in connection with this Agreement it may receive certain confidential information ("Confidential Information"). The receiving party shall not at any time disclose the Confidential Information to any person, firm, partnership, corporation or other entity (other than such receiving party's affiliates, directors, officers, employees or agents who have a need to access the Confidential Information) for any reason whatsoever, nor shall the receiving party use the Confidential Information for its benefit or for the benefit of any person, firm, partnership or affiliates during the term of this Agreement and for a period of two (2) years after the termination hereof unless required by law, rule or regulation, by any governmental authority or in response to any valid legal process (provided that the parties so required to disclose will provide the other party with prompt notice of any such requirement so that the other party may seek an appropriate protective order). Each party shall take all actions necessary to ensure that its employees and representatives having access to the Confidential Information are bound by the terms of this Agreement. Confidential Information shall not include information which (i) was in the receiving party's possession prior to disclosure, (ii) is hereafter independently developed by the receiving party, (iii) lawfully comes into the possession of the receiving party, or (iv) is now or subsequently becomes, other than through a breach of this Agreement by the receiving party, publicly available. The Companies, UAP and ConAgra also acknowledge that data developed by it for another party in connection with the performance of its obligations hereunder shall be the property of such other party and that such other party shall retain all right, title and interest to such data.

     7. Indemnity. During the course of, and upon and after termination of this Agreement for any reason whatsoever, the Companies and UAP each hereby, jointly and severally, agree to indemnify and hold ConAgra and its affiliates (other than the Companies and UAP) harmless from and against any loss, liability, damage or expense whatsoever (including court costs and reasonable attorneys' fees) incident to any claim, action or proceedings against ConAgra and its affiliates (other than the Companies and UAP) which arise out of or relate to the performance of the Services, except acts of ConAgra and its affiliates (other than the Companies and UAP) constituting willful misconduct or gross negligence. During the course of, and upon and after termination of this Agreement for any reason, ConAgra hereby agrees to indemnify and hold the Companies and UAP harmless from and against any loss, liability, damage or expense whatsoever (including court costs and reasonable attorneys' fees) incident to any claim, action or proceeding against any of the Companies or UAP which arise out of or relate to ConAgra's willful misconduct or gross negligence.

     8.   Miscellaneous.

     8.1 Non-Assignability. None of the parties hereto shall assign its rights or delegate its duties under this Agreement without the prior written consent of the other parties hereto except to an Affiliate of such party and except that UAP or the Companies may assign and/or charge all or any of its rights under this Agreement by way of security to any bank(s) and/or holders of any debt securities and/or financial institution(s) and/or hedge counterparties and/or any other person (together, the "Financiers") lending money or making other banking facilities available to the Companies, UAP and their respective affiliates or to any Financiers who provide funds on or in connection with any subsequent refinancing of any such funding or to any person from time to time appointed by any Financier to act as a security trustee on behalf of such Financier; without limitation to the foregoing, any such person or Financier may assign such rights on any enforcement of the security under such finance arrangement; provided further, however, that no assignment under this Section 8.1 shall relieve UAP of its obligations hereunder. Subject to the foregoing, this Agreement shall be binding on, and inure to the benefit of, the parties and their respective affiliates, successors and assigns.

     8.2 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware, irrespective of the choice-of-laws principles of the State of Delaware.

     8.3 Third Party Beneficiaries. Except as otherwise expressly provided in this Agreement, the provisions of this Agreement are for the benefit of the parties hereto and not for any other person. This Agreement shall not provide any third person with any remedy, claim, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

     8.4 No Partnership. Nothing contained in this Agreement shall be deemed or construed to create a partnership or a joint venture among the parties hereto, to make any party an agent or legal representative of the other, to cause ConAgra to be responsible in any way for the debts or obligations of UAP, the Companies or any other party, or to cause the Companies or UAP to be responsible for the debts or obligations of ConAgra. The Companies and UAP acknowledge that ConAgra shall be an independent contractor in the performance of the Services.

     8.5 Notices. All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given when delivered or mailed in accordance with the provisions of the Definitive Agreement.

     8.6 Severability and Invalidity. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Agreement or affecting the validity or enforceability of any of the provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     8.7 Force Majeure. Except for UAP's and the Companies' obligations to pay monies under this Agreement, each party shall be excused from its obligations under this Agreement to the extent that, and no party hereto shall be liable for any loss or damage whatever arising out of, any delay or failure in the performance of such obligations results from any cause beyond its reasonable control (and without the fault of such party), including, without limitation, performance by third parties, power failures, computer equipment or system failures, acts of God, acts of civil or military authority, embargoes, epidemics, war, terrorism, riots, insurrections, fires, explosions, earthquakes, floods, severe weather conditions or labor problems.

     8.8 Captions. The paragraph headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     8.9 Authority. Each party represents and warrants that the officer executing this Agreement on its behalf is duly authorized to so execute this Agreement, and this Agreement, when executed and delivered by such party, shall constitute the valid and binding agreement of such party, enforceable in accordance with its terms.

     8.10 Amendments. No provisions of this Agreement shall be deemed waived, amended, supplemented or modified by either party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the party against whom it is sought to enforce such waiver, amendment, supplement or modification.

     8.11 Entire Agreement. This Agreement and the Definitive Agreement set forth the entire agreement of the parties with respect to the subject matter hereof and supersede all prior agreements, writings, communications, negotiations, discussions and understandings between the parties pertaining to the subject matter hereof.

     8.12 Affiliates. The Companies and UAP hereby acknowledge that ConAgra provides services to itself and its affiliates and subsidiaries that are similar to the Services, and the Companies and UAP hereby waive any conflict which may be created thereby.

     8.13 Counterparts. This Agreement may be executed in counterparts, each of which is to be deemed an original, and all of which constitute, collectively, one agreement.

     9. Consent to Jurisdiction. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR DELAWARE STATE COURT SITTING IN WILMINGTON, DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

     10. Employee Benefits. The parties agree for the period between the date hereof and December 31, 2004, the employees of the Companies will continue their participation in those welfare plans and programs currently maintained by ConAgra and specified by UAP that provide health, disability, life and other welfare benefits, which will continue to be maintained by ConAgra or its Subsidiaries (other than the Companies). ConAgra agrees to modify its welfare plans or to cause its Subsidiaries (other than the Companies) to modify their welfare plans to permit the continued participation by the employees of the Companies after the Closing Date. The Companies shall reimburse ConAgra for all actual costs associated with the Companies' employees' continued participation in these welfare plans including, without limitation, payments or fees paid by ConAgra in connection with the Peoplesoft license which relates to employees at the Companies continued participation in ConAgra's welfare plans and programs. ConAgra will cooperate to be extent reasonably requested by UAP to assist UAP and/or the Companies in their efforts to obtain stop loss insurance with respect to claims by employees of the Companies in connection with their continued participation under ConAgra's welfare benefit plans pursuant to the terms of this Section 10.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.


UAP HOLDING CORP.,                        CONAGRA FOODS, INC.,
a Delaware corporation                    a Delaware corporation


By:         /s/ David Bullock             By:       /s/ Patrick K. Koley
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:      Authorized Signatory
     ---------------------------------         ---------------------------------

COMPANIES:
----------


UNITED AGRI PRODUCTS, INC.,
a Delaware corporation


By:         /s/ David Bullock
     ---------------------------------
Its:        Authorized Signatory
     ---------------------------------


AG-CHEM, INC.,                            BALCOM CHEMICALS, INC.,
a Maryland corporation                    a Colorado corporation


By:         /s/ David Bullock             By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


UAP 23, INC., f/k/a CAG 23, INC.,         CROPMATE COMPANY,
a Delaware corporation                    a Delaware corporation


By:         /s/ David Bullock             By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


CSK ENTERPRISES, INC.,                    GAC 26, INC.,
a Delaware corporation                    a Nebraska corporation


By:         /s/ David Bullock             By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


UAP 27, INC., f/k/a CAG 27, INC.          GROWER SERVICE CORPORATION
a Delaware corporation                    (NEW YORK), a New York Corporation


By:         /s/ David Bullock             By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


HACO, INC.,                               LOVELAND PRODUCTS, INC.,
an Illinois corporation                   a Colorado corporation


By:         /s/ David Bullock             By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:       Authorized Signatory
     ---------------------------------         ---------------------------------

LOVELAND INDUSTRIES, INC.,                GENMARKS, INC.,
a Colorado corporation                    a Delaware corporation


By:         /s/ David Bullock             By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


MIDWEST AGRICULTURE                       OSTLUND CHEMICAL CO.,
WAREHOUSE CO., a Nebraska corporation     a North Dakota corporation


By:         /s/ David Bullock             By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


PLATTE CHEMICAL CO.,                      PUEBLO CHEMICAL & SUPPLY CO.,
a Nebraska corporation                    a Colorado corporation


By:         /s/ David Bullock             By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


RAVAN PRODUCTS, INC.,                     S.E. ENTERPRISES, INC.,
a Georgia corporation                     a Delaware corporation


By:         /s/ David Bullock             By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


SNAKE RIVER CHEMICALS, INC.,              TRANSBAS, INC.,
an Idaho corporation                      a Tennessee corporation


By:         /s/ David Bullock             By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


TRI-RIVER CHEMICAL COMPANY, INC.,         TRI-STATE CHEMICALS, INC.,
a Washington corporation                  a Texas corporation


By:         /s/ David Bullock             By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


TRI-STATE DELTA CHEMICALS, INC.,          UAP  RECEIVABLES CORPORATION,
a Mississippi corporation                 a Delaware corporation


By:         /s/ David Bullock             By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:       Authorized Signatory
     ---------------------------------         ---------------------------------

UAP 22, INC., f/k/a UAP/CAG 22, INC.,     UAP/GA AG-CHEM, INC.,
a Texas corporation                       a Georgia corporation


By:         /s/ David Bullock             By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


UAPLP, INC.,                              UNITED AGRI PRODUCTS - FLORIDA,
a Delaware corporation                    INC., a Florida corporation


By:         /s/ David Bullock             By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


UNITED AGRI PRODUCTS FINANCIAL            VERDICON, INC.,
                                          a Delaware corporation
SERVICES, INC., a Colorado corporation


By:         /s/ David Bullock             By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


YVC, INC.,                                UNITED AGRI PRODUCTS CANADA
a Montana corporation                     INC., a Canadian corporation


By:         /s/ David Bullock             By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


2326396 CANADA, INC.,
a Canadian corporation


By:         /s/ David Bullock
     ---------------------------------
Its:        Authorized Signatory
     ---------------------------------

                                   EXHIBIT "A"
                                   -----------

Stated fees are for the twelve (12) month fiscal year 2004 period unless otherwise indicated.

--------------------------------------------------------------------------------
Service                                                           Fee
--------------------------------------------------------------------------------
MIS - includes all services required to maintain           No additional fee,
systems needed to support the Companies' operations      other than actual costs
consistent with past practices. This includes all        for addional licensing
services governed by applicable service level            fees or interim charges
agreements (SLAs) currently existing between CONAGRA      from software vendors
and the Companies
--------------------------------------------------------------------------------
MIS - Network: Services required to maintain systems
connectivity intra- and inter-location. Examples of
Network Services include: Wide Area Network (WAN),           $4,547,415/1/
Virtual Private Network (VPN), Internet and Audio
Bridge.
--------------------------------------------------------------------------------
MIS - Operations and Systems: Services required to
support hardware / servers used by the Companies,             $221,054/1/
including mainframe, et. al.
--------------------------------------------------------------------------------
MIS - Customer Service: Services required to support
the user community (e.g., call center/help desk).             $113,920/1/
--------------------------------------------------------------------------------
MIS - Web Services: Services required to develop and
maintain web-based software and applications requested
by UAP.                                                       $73,555/1/
--------------------------------------------------------------------------------
MIS - Data (Equipment, data lines, AGN): Hardware
leases, maintenance, modem lines and Value Added          Pass through of direct
Network (VAN) services required to maintain data lines,      third-party costs
associated equipment and relevant contracts.
--------------------------------------------------------------------------------
MIS - Microsoft Enterprise Agreement: Services required
to maintain the Microsoft Enterprise Agreement software       $406,498/1/
license agreements, and support for applications used
by the Companies.
--------------------------------------------------------------------------------
MIS - EDI Transactions                                    $.00023 per character
--------------------------------------------------------------------------------

------------
/1/ Actual fees will be based upon actual usage using unit costs as defined in Exhibit "B".

--------------------------------------------------------------------------------
Service                                                         Fee
--------------------------------------------------------------------------------
Data Migration - support for separation and migration
of data related to the Companies' operations including
historical accounting data and data developed while
receiving Services under this Agreement. Support            Pass through of
includes design and testing of data conversion             third-party costs
programs, support during cut-over, and assistance
researching the Companies' questions regarding the
data.
--------------------------------------------------------------------------------
Payroll / Benefits: Activities and systems support for
human resources maintenance, payroll and benefits            $816,933/2,3/
processing.
--------------------------------------------------------------------------------
Treasury/Cash Management - provide support to transfer
relevant bank accounts to the Companies, including the        No charge
perfecting of liens and the separation of commingled
accounts.
--------------------------------------------------------------------------------
Fixed Assets - activities and systems support for         Pass through of direct
accounting for fixed assets.                                third-party costs
--------------------------------------------------------------------------------
General Ledger - activities and systems support for the
General Ledger system                                        $240,000/2/
--------------------------------------------------------------------------------
Taxes/4/ - activities in support of state, federal and
foreign taxes, and other tax related processing and       Pass through of direct
reporting.                                                  third-party costs
--------------------------------------------------------------------------------
Long Distance and Cell Phone Usage                        Pass through of direct
                                                            third-party costs
--------------------------------------------------------------------------------
Computer Purchases                                        Pass through of direct
                                                            third-party costs
--------------------------------------------------------------------------------
Enterprise Purchasing                                       Pass through of
                                                             Vendor charges
--------------------------------------------------------------------------------
Government Affairs                                             $44,000/2/
--------------------------------------------------------------------------------
Travel Agency                                             Pass through of direct
                                                            third-party costs
--------------------------------------------------------------------------------

------------
/2/  Represents fixed annual fee for FY04 to be billed on a monthly basis.
/3/ UAP and the Companies to use and pay for this Service as long as employees of the Companies participate in ConAgra welfare plans and programs pursuant to Section 10 of the Agreement.
/4/ In no event will any tax-related support or activities include tax return preparation. The parties' respective contractual obligations in respect of return preparation shall be governed by Article 13 of the Definitive Agreement. In the event of a conflict between this Agreement and the Definitive Agreement, the Definitive Agreement shall control.

                                  EXHIBIT "B"
                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
Networking Services
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Chargeback    Metric - FY03                     FY 03 Unit   FY 04 Unit   % Change    Metric - FY04
                                                   Cost         Cost
1. WAN        Type I                             $5500/mo     $5500/mo    no change   Type I
-----------------------------------------------------------------------------------------------------------------------------
              Type II                            $3775/mo     $2500/mo     -33.77%    Type II
-----------------------------------------------------------------------------------------------------------------------------
              Type III                           $1600/mo     $1450/mo      -9.38%    Type III
-----------------------------------------------------------------------------------------------------------------------------
              Type IV                            $750/mo      $750/mo     no change   Type IV
-----------------------------------------------------------------------------------------------------------------------------
              Type V                             $620/mo      $620/mo     no change   Type V
-----------------------------------------------------------------------------------------------------------------------------
                                                  $77/mo      $150/mo       94.81%    Type VI - 10
-----------------------------------------------------------------------------------------------------------------------------
                                                  $77/mo      $175/mo      127.27%    Type VI - 50
-----------------------------------------------------------------------------------------------------------------------------
                                                              $975/mo        n/a      MCI Managed VPN
-----------------------------------------------------------------------------------------------------------------------------
                                                               $10/mo        n/a      B2B VPN
-----------------------------------------------------------------------------------------------------------------------------
                                                              $150/mo        n/a      ConAgra Vendor B2B
-----------------------------------------------------------------------------------------------------------------------------
                                                              $770/mo        n/a      ConAgra Vendor Owned
-----------------------------------------------------------------------------------------------------------------------------
                                                              $150/mo        n/a      Co-lo B2B
-----------------------------------------------------------------------------------------------------------------------------
                                                                             n/a      Site Severity - See Exhibit "C"
-----------------------------------------------------------------------------------------------------------------------------
                                                                             n/a      Access Size - See Exhibit "C"
-----------------------------------------------------------------------------------------------------------------------------
                                                                             n/a      HA - See Exhibit "C"
-----------------------------------------------------------------------------------------------------------------------------
                                                                             n/a      Sniffer - See Exhibit "C"
-----------------------------------------------------------------------------------------------------------------------------
                                                                             n/a      Port Size - See Exhibit "C"
-----------------------------------------------------------------------------------------------------------------------------
                                                                             n/a      PVC - See Exhibit "C"
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
2. VPN        per VPN user                        $10/mo       $10/mo     no change   per VPN user
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
3. Internet   per Internet user                  $5.00/mo     $5.00/mo    no change   per Internet user
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
4. Audio
   Bridge     per port                              $2           $2       no change   per port
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Operations Services
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Chargeback    Metric - FY03                     FY 03 Unit   FY 04 Unit   % Change    Metric - FY04
                                                   Cost         Cost
-----------------------------------------------------------------------------------------------------------------------------
1. Mainframe  MIP - Prime Time                   $0.0552       $0.0552    no change   MIP - Prime Time
-----------------------------------------------------------------------------------------------------------------------------
              MIP - Non Prime Time               $0.0246       $0.0239     -2.68%     MIP - Non Prime Time
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
2. UNIX       UNIX Basic - per SPECint/mo         $43.78       $43.78     no change   UNIX Basic - per SPECint/mo
-----------------------------------------------------------------------------------------------------------------------------
Open Systems  UNIX High Avail - per SPECint/mo    $67.32       $67.32     no change   UNIX High Avail - per SPECint/mo
-----------------------------------------------------------------------------------------------------------------------------
              UNIX Sun E10K - per SPECint/mo      $83.41       $83.41     no change   UNIX Sun E10K - per SPECint/mo
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
3. NT         NT Basic - per SPECint/mo           $13.12       $13.12     no change   NT Basic - per SPECint/mo
-----------------------------------------------------------------------------------------------------------------------------
Open Systems  NT High Avail - per SPECint/mo      $20.35       $20.35     no change   NT High Avail - per SPECint/mo
-----------------------------------------------------------------------------------------------------------------------------
              NT Citrix - per SPECint/mo          $36.43       $36.43     no change   NT Citrix - per SPECint/mo
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
4. AS/400     n/a                                  n/a        $20.61/mo      n/a      Platform per CPW's
-----------------------------------------------------------------------------------------------------------------------------
                                                              $6.09/mo       n/a      Service per CPW's
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
5. Storage    Enterprise Tape - Gb/mo             $1.88         $1.69      -10.11%    Enterprise Tape - Gb/mo
-----------------------------------------------------------------------------------------------------------------------------
              Departmental Tape - Gb/mo            $0.65        $0.59       -9.23%    Departmental Tape - Gb/mo
-----------------------------------------------------------------------------------------------------------------------------
              Enterprise Disk - Gb/mo             $15.85       $14.27       -9.97%    Enterprise Disk - Gb/mo
-----------------------------------------------------------------------------------------------------------------------------

                                       12

-----------------------------------------------------------------------------------------------------------------------------
Operations Services
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Chargeback     Metric - FY03                    FY 03 Unit   FY 04 Unit   % Change    Metric - FY04
                                                   Cost         Cost
-----------------------------------------------------------------------------------------------------------------------------
              Departmental Disk  -  Gb/mo        $6.96       $6.26         -10.06%    Departmental Disk - Gb/mo
-----------------------------------------------------------------------------------------------------------------------------
              Network Attached Storage (NAS)-
              Gb/mo                              $11.52      $10.37         -9.98%    Network Attached Storage (NAS) - Gb/mo
-----------------------------------------------------------------------------------------------------------------------------
              Business Cont. Volume (BCV)-
              Gb/mo                              $9.24       $8.32          -9.96%    Business Cont. Volume (BCV) - Gb/mo
-----------------------------------------------------------------------------------------------------------------------------
              AS400  -  Gb/mo                                 9.46           n/a      AS400
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
6. Co-
   Location   n/a                                                            n/a      See Exhibit "D"
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Customer Services
-----------------------------------------------------------------------------------------------------------------------------
Chargeback              Metric - FY03           FY 03 Unit   FY 04 Unit   % Change    Metric - FY04
                                                   Cost         Cost
-----------------------------------------------------------------------------------------------------------------------------
1. Helpdesk   Case Type A                         $2.00       $2.00       no change   Case Type A
-----------------------------------------------------------------------------------------------------------------------------
              Case Type B                         $12.00      $12.00      no change   Case Type B
-----------------------------------------------------------------------------------------------------------------------------
              Case Type C                         $20.00      $20.00      no change   Case Type C
-----------------------------------------------------------------------------------------------------------------------------
                                                              $250.00        n/a      Ad Hoc Reporting - per report
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
2.  Access    Per ID Access Activity              $6.00       $6.00       no change   Per ID Access Activity
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Web Services
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Chargeback              Metric - FY03           FY 03 Unit   FY 04 Unit   % Change    Metric - FY04
                                                   Cost         Cost
-----------------------------------------------------------------------------------------------------------------------------
1.Web design  Per programmer hour                $40.00      $40.00       no change   Per programmer hour
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Microsoft Enterprise Agreement
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Chargeback              Metric - FY03           FY 03 Unit   FY 04 Unit   % Change    Metric - FY04
                                                   Cost         Cost
-----------------------------------------------------------------------------------------------------------------------------
1. Microsoft  Per base license                   $160.71       $160.71    no change   Per base license
Enterprise
Agreement
-----------------------------------------------------------------------------------------------------------------------------

                                       13